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Exhibit 10.5




April 9, 1996


Messrs. Gerald Yellin, Joseph LaRocca
  and Augustus LaRocca
c/o Bear Stearns & Co., Inc.
245 Park Avenue
New York, NY  10167

Re:  Option Agreement dated October 1, 1995 - Amendment

Gentlemen:

This letter will serve to confirm our understanding that the Option Agreement on the land in Laughlin, NV has expired. It is hereby agreed that All-Comm Media shall pay the amount due under the put ($150,000) on July 8th, 1996, instead of April 8, 1996.

In consideration for the extension, All-Comm shall pay $7,500 in interest and issue a warrant certificate for 22,500 shares of the Company's common stock, at an exercise price of $1.60 per share.

If this is your understanding, please execute and return one copy of this letter. Thank you.

Sincerely,

/s/  E. William Savage
- - ----------------------
E. William Savage
President & COO                             Agreed by:

                                            /s/ Gerald Yellin
                                            ------------------------------------
                                            Gerald Yellin

BP/ac                                       /s/ Augustus LaRocca
                                            ------------------------------------
                                            Augustus LaRocca

                                            /s/ Joseph LaRocca
                                            ------------------------------------
                                            Joseph LaRocca




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